COLLABORATION, RESEARCH AND DISTRIBUTION AND SALES AGREEMENTS	12 Months Ended
Dec. 31, 2025
Disclosure Of Collaboration Agreement [Abstract]
COLLABORATION, RESEARCH AND DISTRIBUTION AND SALES AGREEMENTS
NOTE 5: -	COLLABORATION, RESEARCH AND DISTRIBUTION AND SALES AGREEMENTS

Each of the following agreements amounted to 10% or more of the Company’s total revenues in 2025, 2024 and 2023:

a.
In March 2020, AgPlenus Ltd. entered into a multi-year collaboration with Corteva for the discovery and development of novel herbicides. Under the terms of the collaboration agreement, AgPlenus Ltd. and Corteva work together to optimize herbicide product candidates originating from the Company’s pipeline. Successful candidates from this collaboration are expected to be further developed by Corteva (see Customer A in Note 21c).

b.
On June 21, 2023, Casterra entered into a framework agreement to sell seeds of its proprietary castor varieties to ENI Kenya B.V. (Customer C, see Note 21c) for cultivation in specific African territories at a commercial scale for biofuel production. During the first quarter of 2025, Casterra delivered orders (which were backlog from the prior year) valued at approximately $2,168. As of the December 31, 2025, the Company has not received any additional seed orders from ENI.

c.
On February 16, 2024, AgPlenus Ltd. entered into a Licensing and Collaboration Agreement (the ”Agreement”) with Bayer AG (“Bayer”) for the development of a new sustainable weed control solution. This Agreement grants Bayer an exclusive license for the development and commercialization of products developed within the collaboration. According to the Agreement, AgPlenus Ltd. is entitled to receive a license payment, ongoing research funding, milestone payments, and royalties based on future product sales, subject to certain conditions as stipulated in the Agreement. (Customer B, see Note 21c).